EXHIBIT C

CLASS A CUSIP #00761HAD3
CLASS B CUSIP #00761HAE1
CLASS C CUSIP #00761HAF8

                         MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2000-C
                           PERIOD ENDING JULY 31, 2005

The information which is required to be prepared with respect to the Payment Date of August 22, 2005 and with respect to the performance of the Trust during the period of July 1, 2005 through July 31, 2005 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2000-C Indenture Supplement.

I.   Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

       1.  The amount of distribution in respect to principal payment to the Class A Noteholder.......  $               -
                                                                                                        -----------------

       2.  The amount of distribution in respect to principal payment to the Class B Noteholder ......  $               -
                                                                                                        -----------------

       3.  The amount of distribution in respect to principal payment to the Class C Noteholder ......  $               -
                                                                                                        -----------------

       4.  The amount of distribution in respect to principal payment to the Class D Noteholder ......  $               -
                                                                                                        -----------------

II.  Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

       1.  The amount of distribution in respect to the Class A Monthly Interest .....................            3.37333
                                                                                                        -----------------

       2.  The amount of distribution in respect to the Class B Monthly Interest .....................            3.78583
                                                                                                        -----------------

       3.  The amount of distribution in respect to the Class C Monthly Interest .....................            4.47333
                                                                                                        -----------------

       4.  The amount of distribution in respect to the Class D Monthly Interest .....................            6.81083
                                                                                                        -----------------

III. Information regarding the total monthly distribution to the Noteholder (Stated on the basis of
     $1,000 original Note Principal Balance)

       1.  The total amount of distribution in respect to the Class A Noteholder......................            3.37333
                                                                                                        -----------------

       2.  The total amount of distribution in respect to the Class B Noteholder......................            3.78583
                                                                                                        -----------------

       3.  The total amount of distribution in respect to the Class C Noteholder......................            4.47333
                                                                                                        -----------------

       4.  The total amount of distribution in respect to the Class D Noteholder......................            6.81083
                                                                                                        -----------------

IV. Information regarding the performance of the Advanta Business Card Master Trust

       1.  The aggregate amount of such Collections with respect to Principal Receivables for the
           Monthly Period preceding such Payment Date ................................................  $  762,090,105.62
                                                                                                        -----------------

       2.  The aggregate amount of such Collections with respect to Finance Charge and Administrative
           Receivables for the Monthly Period preceding such Payment Date ............................  $   59,495,353.57
                                                                                                        -----------------

       3.  Recoveries for the preceding Monthly Period ...............................................  $    1,390,268.00
                                                                                                        -----------------

       4.  The Defaulted Amount for the preceding Monthly Period .....................................  $   17,505,901.97
                                                                                                        -----------------

       5. The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted
          Amount less Recoveries for the preceding Monthly Period, and the denominator is the average
          Receivables for the preceding Monthly Period                                                               5.72%
                                                                                                        -----------------

       6.  The total amount of Principal Receivables in the trust at the beginning of the preceding
           Monthly Period ............................................................................  $3,304,047,087.30
                                                                                                        -----------------

       7.  The total amount of Principal Receivables in the trust as of the last day of the preceding
           Monthly Period.............................................................................  $3,347,006,711.21
                                                                                                        -----------------

       8.  The total amount of Finance Charge and Administrative Receivables in the Trust at the
           beginning of the preceding Monthly Period..................................................  $   57,268,277.28
                                                                                                        -----------------

       9.  The total amount of Finance Charge and Administrative Receivables in the Trust as of the
           last day of the preceding Monthly Period...................................................  $   56,987,388.44
                                                                                                        -----------------
       10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last day of the preceding Monthly Period ........................................  $2,711,718,346.00
                                                                                                        -----------------
       11. The Transferor Interest as of the last day of the preceding Monthly Period ................  $  635,288,365.21
                                                                                                        -----------------
       12. The transferor percentage as of the last day of the preceding Monthly Period ..............              18.98%
                                                                                                        -----------------
       13. The Required Transferor Percentage ........................................................               6.00%
                                                                                                        -----------------
       14. The Required Transferor Interest ..........................................................  $  200,820,402.67
                                                                                                        -----------------
       15. The monthly principal payment rate for the preceding Monthly Period .......................             23.065%
                                                                                                        -----------------
       16. The balance in the Excess Funding Account as of the last day of the preceding Monthly
           Period.....................................................................................  $               -
                                                                                                        -----------------

       17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                               Percentage     Aggregate
                                               of Total        Account
                                              Receivables      Balance
(a) Delinquent between 30 days and 59 days       1.019%    $  34,687,090.03
(b) Delinquent between 60 days and 89 days       0.798%    $  27,156,114.06
(c) Delinquent between 90 days and 119 days      0.742%    $  25,269,201.76
(d) Delinquent between 120 days and 149 days     0.514%    $  17,496,147.70
(e) Delinquent between 150 days and 179 days     0.551%    $  18,762,628.01
(f) Delinquent 180 days or greater               0.000%    $              -
                                                 -----     ----------------
(g) Aggregate                                    3.624%    $ 123,371,181.56
                                                 =====     ================

V. Information regarding Series 2000-C

       1.  The amount of Principal Receivables in the Trust represented by the
           Invested Amount of Series 2000-C as of the last day of the related
           Monthly Period ............................................................................  $  400,000,000.00
                                                                                                        -----------------

       2.  The amount of Principal Receivables in the Trust represented by the
           Adjusted Invested Amount of Series 2000-C on the last day of the related Monthly Period ....................................................................  $  400,000,000.00
                                                                                                        -----------------
                                                                                          NOTE FACTORS

       3.  The amount of Principal Receivables in the Trust represented by the
           Class A Note Principal Balance on the last day of the related Monthly
           Period ............................................................................  1.0000  $  320,000,000.00
                                                                                                        -----------------

       4.  The amount of Principal Receivables in the Trust represented by the
           Class B Note Principal Balance on the last day of the related Monthly
           Period ............................................................................  1.0000  $   38,000,000.00
                                                                                                        -----------------

       5.  The amount of Principal Receivables in the Trust represented by the
           Class C Note Principal Balance on the last day of the related Monthly
           Period ............................................................................  1.0000  $   28,000,000.00
                                                                                                        -----------------

       6.  The amount of Principal Receivables in the trust represented by the
           Class D Note Principal Balance on the last day of the related Monthly
           Period ............................................................................. 1.0000  $   14,000,000.00
                                                                                                        -----------------

       7.  The Floating Investor Percentage with respect to the period:

       July 1, 2005 through July 24, 2005                                                                      12.1063650%
                                                                                                        -----------------
       July 25, 2005 through July 31, 2005                                                                     11.8268441%
                                                                                                        -----------------
       8. The Fixed Investor Percentage with respect to the period:

       July 1, 2005 through July 24, 2005                                                                             N/A
                                                                                                        -----------------
       July 25, 2005 through July 31, 2005                                                                            N/A
                                                                                                        -----------------

       9.  The amount of Investor Principal Collections applicable to Series 2000-C.................... $   91,723,283.52
                                                                                                        -----------------

       10a. The amount of Available Finance Charge Collections on deposit in the Collection Account
           for the related Monthly Period ............................................................  $    5,436,191.73
                                                                                                        -----------------

       10b. Pursuant to Section 8.04(a) of the Master Indenture, the amount of Available Finance
           Charge Collections not on deposit in the Collection Account for the related Monthly
           Period ....................................................................................  $    1,764,179.25
                                                                                                        -----------------

       11. The Investor Default Amount for the related Monthly Period ................................  $    2,081,203.41
                                                                                                        -----------------

       12. The Monthly Servicing Fee for the related Monthly Period ..................................  $      666,666.67
                                                                                                        -----------------

       13. Trust yields for the related Monthly Period

              a. The cash yield for the related Monthly Period........................................              21.60%
                                                                                                        -----------------

              b. The default rate for the related Monthly Period......................................               6.24%
                                                                                                        -----------------

              c. The Net Portfolio Yield for the related Monthly Period ..............................              15.36%
                                                                                                        -----------------

              d. The Base Rate for the related Monthly Period ........................................               6.33%
                                                                                                        -----------------
              e. The Excess Spread Percentage for the related Monthly Period .........................               9.03%
                                                                                                        -----------------
              f. The Quarterly Excess Spread Percentage for the related Monthly Period ...............               9.24%
                                                                                                        -----------------
                               i) Excess Spread Percentage related to          Jul-05                                9.03%
                                                                                                        -----------------
                              ii) Excess Spread Percentage related to          Jun-05                                9.39%
                                                                                                        -----------------
                             iii) Excess Spread Percentage related to          May-05                                9.29%
                                                                                                        -----------------

       14. Floating Rate Determinations:

       LIBOR for the Interest Period from July 20, 2005 through and including August 21, 2005                     3.43000%
                                                                                                        -----------------
       15. Principal Funding Account

              a. The amount on deposit in the Principal Funding Account on the related Payment Date
                 (after taking into consideration deposits and withdraws for the related
                  Payment Date).......................................................................  $               -
                                                                                                        -----------------

              b. The Accumulation Shortfall with respect to the related Monthly Period ...............  $               -
                                                                                                        -----------------

              c. The Principal Funding Investment Proceeds deposited in the Collection Account to be
                 treated as Available Finance Charge Collections .....................................  $               -
                                                                                                        -----------------

       16. Reserve Account

              a. The amount on deposit in the Reserve Account on the related Payment Date (after
                 taking into consideration deposits and withdraws for the related Payment Date).......  $      500,000.00
                                                                                                        -----------------

              b. The Reserve Draw Amount for the related Monthly Period deposited into the Collection
                 Account to be treated as Available Finance Charge Collections .......................  $               -
                                                                                                        -----------------

              c. Interest earnings on the Reserve Account deposited into the Collection Account to be
                 treated as Available Finance Charge Collections .....................................  $        1,344.39
                                                                                                        -----------------

       17. Cash Collateral Account

              a. The Required Cash Collateral Account Amount on the related Payment Date .............  $    7,000,000.00
                                                                                                        -----------------

              b. The Available Cash Collateral Account Amount on the related Payment Date ............  $    7,000,000.00
                                                                                                        -----------------

       18. Investor Charge-Offs

              a. The aggregate amount of Investor Charge-Offs for the related Monthly Period .........  $               -
                                                                                                        -----------------

              b. The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date .........  $               -
                                                                                                        -----------------

       19. The Monthly Principal Reallocation Amount for the related Monthly Period ..................  $               -
                                                                                                        -----------------

            Advanta Bank Corp.
            as Servicer

            By: /s/ MICHAEL COCO
            Name: Michael Coco
            Title: Vice President and Treasurer

EXHIBIT C

CLASS A CUSIP #00761HAG6
CLASS B CUSIP #00761HAH4
CLASS C CUSIP #00761HAJ0

                         MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2001-A
                           PERIOD ENDING JULY 31, 2005

The information which is required to be prepared with respect to the Payment Date of August 22, 2005 and with respect to the performance of the Trust during the period of July 1, 2005 through July 31, 2005 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2001-A Indenture Supplement.

I.  Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

       1. The amount of distribution in respect to principal payment to the Class A Noteholder...........                    -
                                                                                                            ------------------

       2. The amount of distribution in respect to principal payment to the Class B Noteholder...........                    -
                                                                                                            ------------------

       3. The amount of distribution in respect to principal payment to the Class C Noteholder...........                    -
                                                                                                            ------------------

       4. The amount of distribution in respect to principal payment to the Class D Noteholder...........                    -
                                                                                                            ------------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

       1. The amount of distribution in respect to the Class A Monthly Interest..........................              3.41917
                                                                                                            ------------------

       2. The amount of distribution in respect to the Class B Monthly Interest..........................              3.92333
                                                                                                            ------------------

       3. The amount of distribution in respect to the Class C Monthly Interest..........................              4.56500
                                                                                                            ------------------

       4. The amount of distribution in respect to the Class D Monthly Interest..........................              7.72750
                                                                                                            ------------------

III. Information regarding the total monthly distribution to the Noteholder (Stated on the basis of
     $1,000 original Note Principal Balance)

       1. The total amount of distribution in respect to the Class A Noteholder..........................              3.41917
                                                                                                            ------------------

       2. The total amount of distribution in respect to the Class B Noteholder..........................              3.92333
                                                                                                            ------------------

       3. The total amount of distribution in respect to the Class C Noteholder..........................              4.56500
                                                                                                            ------------------

       4. The total amount of distribution in respect to the Class D Noteholder..........................              7.72750
                                                                                                            ------------------

IV. Information regarding the performance of the Advanta Business Card Master Trust

       1. The aggregate amount of such Collections with respect to Principal Receivables for the Monthly
          Period preceding such Payment Date.............................................................   $   762,090,105.62
                                                                                                            ------------------

       2. The aggregate amount of such Collections with respect to Finance Charge and Administrative
          Receivables for the Monthly Period preceding such Payment Date.................................   $    59,495,353.57
                                                                                                            ------------------

       3. Recoveries for the preceding Monthly Period....................................................   $     1,390,268.00
                                                                                                            ------------------

       4. The Defaulted Amount for the preceding Monthly Period..........................................   $    17,505,901.97
                                                                                                            ------------------

       5. The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted
          Amount less Recoveries for the preceding Monthly Period, and the denominator is the average
          Receivables for the preceding Monthly Period...................................................                 5.72%
                                                                                                            ------------------

       6. The total amount of Principal Receivables in the trust at the beginning of the preceding
          Monthly Period.................................................................................   $ 3,304,047,087.30
                                                                                                            ------------------

       7. The total amount of Principal Receivables in the trust as of the last day of the preceding
          Monthly Period.................................................................................   $ 3,347,006,711.21
                                                                                                            ------------------

       8. The total amount of Finance Charge and Administrative Receivables in the Trust at the beginning
          of the preceding Monthly Period................................................................   $    57,268,277.28
                                                                                                            ------------------

9.  The total amount of Finance Charge and Administrative Receivables in the Trust as of
    the last day of the preceding Monthly Period..................................................   $    56,987,388.44
                                                                                                     ------------------

10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the
    last day of the preceding Monthly Period......................................................   $ 2,711,718,346.00
                                                                                                     ------------------

11. The Transferor Interest as of the last day of the preceding Monthly Period....................   $   635,288,365.21
                                                                                                     ------------------

12. The transferor percentage as of the last day of the preceding Monthly Period..................                18.98%
                                                                                                     ------------------

13. The Required Transferor Percentage............................................................                 6.00%
                                                                                                     ------------------

14. The Required Transferor Interest..............................................................   $   200,820,402.67
                                                                                                     ------------------

15. The monthly principal payment rate for the preceding Monthly Period...........................               23.065%
                                                                                                     ------------------

16. The balance in the Excess Funding Account as of the last day of the preceding Monthly
    Period........................................................................................   $                -
                                                                                                     ------------------

17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                     Percentage             Aggregate
                                                      of Total               Account
                                                     Receivables             Balance
                                                     -----------       ------------------
(a) Delinquent between 30 days and 59 days              1.019%         $    34,687,090.03
(b) Delinquent between 60 days and 89 days              0.798%         $    27,156,114.06
(c) Delinquent between 90 days and 119 days             0.742%         $    25,269,201.76
(d) Delinquent between 120 days and 149 days            0.514%         $    17,496,147.70
(e) Delinquent between 150 days and 179 days            0.551%         $    18,762,628.01
(f) Delinquent 180 days or greater                      0.000%         $                -
                                                        -----          ------------------
(g) Aggregate                                           3.624%         $   123,371,181.56
                                                        =====          ==================

V. Information regarding Series 2001-A

     1. The amount of Principal Receivables in the Trust represented by the Invested Amount of
        Series 2001-A as of the last day of the related Monthly Period.................................            $300,000,000.00
                                                                                                                   ---------------

     2. The amount of Principal Receivables in the Trust represented by the Adjusted Invested
        Amount of Series 2001-A on the last day of the related Monthly Period..........................            $300,000,000.00
                                                                                                                   ---------------
                                                                                                           NOTE
                                                                                                          FACTORS

     3. The amount of Principal Receivables in the Trust represented by the Class A Note Principal
        Balance on the last day of the related Monthly Period..........................................    1.0000  $240,000,000.00
                                                                                                                   ---------------

     4. The amount of Principal Receivables in the Trust represented by the Class B Note Principal
        Balance on the last day of the related Monthly Period..........................................    1.0000  $ 28,500,000.00
                                                                                                                   ---------------

     5. The amount of Principal Receivables in the Trust represented by the Class C Note Principal
        Balance on the last day of the related Monthly Period..........................................    1.0000  $ 21,000,000.00
                                                                                                                   ---------------

     6. The amount of Principal Receivables in the trust represented by the Class D Note Principal
        Balance on the last day of the related Monthly Period..........................................    1.0000  $ 10,500,000.00
                                                                                                                   ---------------

     7. The Floating Investor Percentage with respect to the period:

     July 1, 2005 through July 24, 2005                                                                                  9.0797737%
                                                                                                                   ---------------
     July 25, 2005 through July 31, 2005                                                                                 8.8701331%
                                                                                                                   ---------------

     8. The Fixed Investor Percentage with respect to the period:

     July 1, 2005 through July 24, 2005                                                                                  N/A
                                                                                                                   ---------------
     July 25, 2005 through July 31, 2005                                                                                 N/A
                                                                                                                   ---------------

     9. The amount of Investor Principal Collections applicable to Series 2001-A.......................            $ 68,792,462.41
                                                                                                                   ---------------

     10a. The amount of Available Finance Charge Collections on deposit in the Collection Account
        for the related Monthly Period.................................................................            $  4,076,135.50
                                                                                                                   ---------------

     10b. Pursuant to Section 8.04(a) of the Master Indenture, the amount of Available Finance
        Charge Collections not on deposit in the Collection Account for the related Monthly Period.....            $  1,323,134.47
                                                                                                                   ---------------

     11. The Investor Default Amount for the related Monthly Period....................................            $  1,560,902.57
                                                                                                                   ---------------

     12. The Monthly Servicing Fee for the related Monthly Period......................................            $    500,000.00
                                                                                                                   ---------------

13. Trust yields for the related Monthly Period

        a. The cash yield for the related Monthly Period...............................................           21.59%
                                                                                                         --------------

        b. The default rate for the related Monthly Period.............................................            6.24%
                                                                                                         --------------

        c. The Net Portfolio Yield for the related Monthly Period......................................           15.35%
                                                                                                         --------------

        d. The Base Rate for the related Monthly Period................................................            6.44%
                                                                                                         --------------

        e. The Excess Spread Percentage for the related Monthly Period.................................            8.91%
                                                                                                         --------------

        f. The Quarterly Excess Spread Percentage for the related Monthly Period.......................            9.13%
                                                                                                         --------------

             i) Excess Spread Percentage related to          Jul-05                                                8.91%
                                                                                                         --------------

             ii) Excess Spread Percentage related to         Jun-05                                                9.30%
                                                                                                         --------------

             iii) Excess Spread Percentage related to        May-05                                                9.19%
                                                                                                         --------------

14. Floating Rate Determinations:

LIBOR for the Interest Period from July 20, 2005 through and including August 21, 2005                          3.43000%
                                                                                                         --------------

15. Principal Funding Account

        a. The amount on deposit in the Principal Funding Account on the related
           Payment Date (after taking into consideration deposits and withdraws for the related
           Payment Date)...............................................................................  $            -
                                                                                                         --------------

        b. The Accumulation Shortfall with respect to the related Monthly Period.......................  $            -
                                                                                                         --------------

        c. The Principal Funding Investment Proceeds deposited in the Collection Account to be
           treated as Available Finance Charge Collections.............................................  $            -
                                                                                                         --------------

16. Reserve Account

        a. The amount on deposit in the Reserve Account on the related Payment Date (after taking
           into consideration deposits and withdraws for the related Payment Date).....................  $            -
                                                                                                         --------------

        b. The Reserve Draw Amount for the related Monthly Period deposited into the Collection
           Account to be treated as Available Finance Charge Collections...............................  $            -
                                                                                                         --------------

        c. Interest earnings on the Reserve Account deposited into the Collection Account to be
           treated as Available Finance Charge Collections.............................................  $            -
                                                                                                         --------------

17. Cash Collateral Account

        a. The Required Cash Collateral Account Amount on the related Payment Date.....................  $ 5,250,000.00

        b. The Available Cash Collateral Account Amount on the related Payment Date....................  $ 5,250,000.00
                                                                                                         --------------

18. Investor Charge-Offs

        a. The aggregate amount of Investor Charge-Offs for the related Monthly Period.................  $            -
                                                                                                         --------------

        b. The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date.................  $            -
                                                                                                         --------------

19. The Monthly Principal Reallocation Amount for the related Monthly Period...........................  $            -
                                                                                                         --------------

Advanta Bank Corp.
as Servicer

By: /s/ MICHAEL COCO
Name: Michael Coco
Title: Vice President and Treasurer

EXHIBIT C

CLASS A CUSIP #00761HAP6
CLASS B CUSIP #00761HAQ4
CLASS C CUSIP #00761HAR2

                         MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-A
                           PERIOD ENDING JULY 31, 2005

The information which is required to be prepared with respect to the Payment Date of August 22, 2005 and with respect to the performance of the Trust during the period of July 1, 2005 through July 31, 2005 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-A Indenture Supplement.

I.  Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

      1. The amount of distribution in respect to principal payment to the Class A Noteholder...........                   -
                                                                                                          ------------------

      2. The amount of distribution in respect to principal payment to the Class B Noteholder...........                   -
                                                                                                          ------------------

      3. The amount of distribution in respect to principal payment to the Class C Noteholder...........                   -
                                                                                                          ------------------

      4. The amount of distribution in respect to principal payment to the Class D Noteholder...........                   -
                                                                                                          ------------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

      1. The amount of distribution in respect to the Class A Monthly Interest..........................             3.51083
                                                                                                          ------------------

      2. The amount of distribution in respect to the Class B Monthly Interest..........................             4.74833
                                                                                                          ------------------

      3. The amount of distribution in respect to the Class C Monthly Interest..........................             6.35250
                                                                                                          ------------------

      4. The amount of distribution in respect to the Class D Monthly Interest..........................            10.47750
                                                                                                          ------------------

III. Information regarding the total monthly distribution to the Noteholder (Stated on the basis of
    $1,000 original Note Principal Balance)

      1. The total amount of distribution in respect to the Class A Noteholder..........................             3.51083
                                                                                                          ------------------

      2. The total amount of distribution in respect to the Class B Noteholder..........................             4.74833
                                                                                                          ------------------

      3. The total amount of distribution in respect to the Class C Noteholder..........................             6.35250
                                                                                                          ------------------

      4. The total amount of distribution in respect to the Class D Noteholder..........................            10.47750
                                                                                                          ------------------

IV. Information regarding the performance of the Advanta Business Card Master Trust

      1. The aggregate amount of such Collections with respect to Principal Receivables for the
         Monthly Period preceding such Payment Date.....................................................  $   762,090,105.62
                                                                                                          ------------------

      2. The aggregate amount of such Collections with respect to Finance Charge and Administrative
         Receivables for the Monthly Period preceding such Payment Date.................................  $    59,495,353.57
                                                                                                          ------------------

      3. Recoveries for the preceding Monthly Period....................................................  $     1,390,268.00
                                                                                                          ------------------

      4. The Defaulted Amount for the preceding Monthly Period..........................................  $    17,505,901.97
                                                                                                          ------------------

      5. The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted
         Amount less Recoveries for the preceding Monthly Period, and the denominator is the average
         Receivables for the preceding Monthly Period...................................................                5.72%
                                                                                                          ------------------

      6. The total amount of Principal Receivables in the trust at the beginning of the preceding
         Monthly Period.................................................................................  $ 3,304,047,087.30
                                                                                                          ------------------

      7. The total amount of Principal Receivables in the trust as of the last day of the preceding
         Monthly Period.................................................................................  $ 3,347,006,711.21
                                                                                                          ------------------

      8. The total amount of Finance Charge and Administrative Receivables in the Trust at the
         beginning of the preceding Monthly Period......................................................  $    57,268,277.28
                                                                                                          ------------------

9.  The total amount of Finance Charge and Administrative Receivables in the Trust as of
    the last day of the preceding Monthly Period........................................................  $    56,987,388.44
                                                                                                          ------------------

10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last day of the preceding Monthly Period.....................................................................  $ 2,711,718,346.00
                                                                                                          ------------------

11. The Transferor Interest as of the last day of the preceding Monthly Period..........................  $   635,288,365.21
                                                                                                          ------------------

12. The transferor percentage as of the last day of the preceding Monthly Period........................               18.98%
                                                                                                          ------------------

13. The Required Transferor Percentage..................................................................                6.00%
                                                                                                          ------------------

14. The Required Transferor Interest....................................................................  $   200,820,402.67
                                                                                                          ------------------

15. The monthly principal payment rate for the preceding Monthly Period.................................              23.065%
                                                                                                          ------------------

16. The balance in the Excess Funding Account as of the last day of the preceding Monthly Period........  $                -
                                                                                                          ------------------

17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                               Percentage         Aggregate
                                                of Total           Account
                                               Receivables         Balance
                                               -----------   ------------------
(a) Delinquent between 30 days and 59 days        1.019%     $    34,687,090.03
(b) Delinquent between 60 days and 89 days        0.798%     $    27,156,114.06
(c) Delinquent between 90 days and 119 days       0.742%     $    25,269,201.76
(d) Delinquent between 120 days and 149 days      0.514%     $    17,496,147.70
(e) Delinquent between 150 days and 179 days      0.551%     $    18,762,628.01
(f) Delinquent 180 days or greater                0.000%     $                -
                                                  -----      ------------------
(g) Aggregate                                     3.624%     $   123,371,181.56
                                                  =====      ==================

V. Information regarding Series 2003-A

      1.  The amount of Principal Receivables in the Trust represented by the Invested
          Amount of Series 2003-A as of the last day of the related Monthly Period..........            $   400,000,000.00
                                                                                                        ------------------

      2.  The amount of Principal Receivables in the Trust represented by the Adjusted
          Invested Amount of Series 2003-A on the last day of the related Monthly
          Period............................................................................            $   400,000,000.00
                                                                                                        ------------------
                                                                                               NOTE
                                                                                              FACTORS

      3.  The amount of Principal Receivables in the Trust represented by the Class A Note
          Principal Balance on the last day of the related Monthly Period...................   1.0000   $   320,000,000.00
                                                                                                        ------------------

      4.  The amount of Principal Receivables in the Trust represented by the Class B Note
          Principal Balance on the last day of the related Monthly Period...................   1.0000   $    37,000,000.00
                                                                                                        ------------------

      5.  The amount of Principal Receivables in the Trust represented by the Class C Note
          Principal Balance on the last day of the related Monthly Period...................   1.0000   $    29,000,000.00
                                                                                                        ------------------

      6.  The amount of Principal Receivables in the trust represented by the Class D Note
          Principal Balance on the last day of the related Monthly Period...................   1.0000   $    14,000,000.00
                                                                                                        ------------------

      7.  The Floating Investor Percentage with respect to the period:

      July 1, 2005 through July 24, 2005                                                                        12.1063650%
                                                                                                        ------------------
      July 25, 2005 through July 31, 2005                                                                       11.8268441%
                                                                                                        ------------------

      8.  The Fixed Investor Percentage with respect to the period:

      July 1, 2005 through July 24, 2005                                                                        N/A
                                                                                                        ------------------
      July 25, 2005 through July 31, 2005                                                                       N/A
                                                                                                        ------------------

      9.  The amount of Investor Principal Collections applicable to Series 2003-A..........            $    91,723,283.52
                                                                                                        ------------------

      10a. The amount of the Investor Finance Charge Collections on deposit in the
          Collection Account on the related Monthly Period to be treated as Servicer
          Interchange.......................................................................            $        83,333.33
                                                                                                        ------------------

      10b. The amount of Available Finance Charge Collections on deposit in the Collection
          Account for the related Monthly Period............................................            $     5,434,847.34
                                                                                                        ------------------

      10c. Pursuant to Section 8.04(a) of the Master Indenture, the amount of Available
          Finance Charge Collections not on deposit in the Collection Account for the
          related Monthly Period............................................................            $     1,680,845.92
                                                                                                        ------------------

      11. The Investor Default Amount for the related Monthly Period........................            $     2,081,203.41
                                                                                                        ------------------

      12. The Monthly Servicing Fee for the related Monthly Period..........................            $       666,666.67
                                                                                                        ------------------

13. Trust yields for the related Monthly Period

      a. The cash yield for the related Monthly Period...............................................             21.59%
                                                                                                        ---------------

      b. The default rate for the related Monthly Period.............................................             6.24%
                                                                                                        ---------------

      c. The Net Portfolio Yield for the related Monthly Period......................................             15.35%
                                                                                                        ---------------

      d. The Base Rate for the related Monthly Period................................................              6.89%
                                                                                                        ---------------

      e. The Excess Spread Percentage for the related Monthly Period.................................              8.46%
                                                                                                        ---------------

      f. The Quarterly Excess Spread Percentage for the related Monthly Period.......................              8.70%
                                                                                                        ---------------

                i) Excess Spread Percentage related to          Jul-05                                             8.46%
                                                                                                        ---------------

                ii) Excess Spread Percentage related to         Jun-05                                             8.88%
                                                                                                        ---------------

                iii) Excess Spread Percentage related to        May-05                                             8.77%
                                                                                                        ---------------

14. Floating Rate Determinations:

LIBOR for the Interest Period from July 20, 2005 through and including August 21, 2005                          3.43000%
                                                                                                        ---------------

15. Principal Funding Account

      a. The amount on deposit in the Principal Funding Account on the related
         Payment Date (after taking into consideration deposits and withdraws for the related
         Payment Date)...............................................................................   $             -
                                                                                                        ---------------

      b. The Accumulation Shortfall with respect to the related Monthly Period.......................   $             -
                                                                                                        ---------------

      c. The Principal Funding Investment Proceeds deposited in the Collection Account to be
         treated as Available Finance Charge Collections.............................................   $             -
                                                                                                        ---------------

16. Reserve Account

      a. The amount on deposit in the Reserve Account on the related Payment Date (after taking
         into consideration deposits and withdraws for the related Payment Date).....................   $             -
                                                                                                        ---------------

      b. The Reserve Draw Amount for the related Monthly Period deposited into the Collection
         Account to be treated as Available Finance Charge Collections...............................   $             -
                                                                                                        ---------------

      c. Interest earnings on the Reserve Account deposited into the Collection Account to be
         treated as Available Finance Charge Collections.............................................   $             -
                                                                                                        ---------------

17. Cash Collateral Account

      a. The Required Cash Collateral Account Amount on the related Payment Date.....................      8,000,000.00
                                                                                                        ---------------

      b. The Available Cash Collateral Account Amount on the related Payment Date....................   $  8,000,000.00
                                                                                                        ---------------

18. Investor Charge-Offs

      a. The aggregate amount of Investor Charge-Offs for the related Monthly Period.................   $             -
                                                                                                        ---------------

      b. The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date.................   $             -
                                                                                                        ---------------

19. The Monthly Principal Reallocation Amount for the related Monthly Period.........................   $             -
                                                                                                        ---------------

Advanta Bank Corp.
as Servicer

By: /s/ MICHAEL COCO
Name:  Michael Coco
Title:  Vice President and Treasurer

EXHIBIT C

CLASS A CUSIP #00761HAT8
CLASS B CUSIP #00761HAU5
CLASS C CUSIP #00761HAV3

                         MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-B
                           PERIOD ENDING JULY 31, 2005

The information which is required to be prepared with respect to the Payment Date of August 22, 2005 and with respect to the performance of the Trust during the period of July 1, 2005 through July 31, 2005 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-B Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder
   (Stated on the basis of $1,000 original Note Principal Balance)

   1. The amount of distribution in respect to principal payment to the Class A Noteholder ...............  $                 -
                                                                                                            -------------------
   2. The amount of distribution in respect to principal payment to the Class B Noteholder ...............  $                 -
                                                                                                            -------------------
   3. The amount of distribution in respect to principal payment to the Class C Noteholder ...............  $                 -
                                                                                                            -------------------
   4. The amount of distribution in respect to principal payment to the Class D Noteholder ...............  $                 -
                                                                                                            -------------------
II. Information regarding the current monthly interest distribution to the Noteholder
    (Stated on the basis of $1,000 original Note Principal Balance)

   1. The amount of distribution in respect to the Class A Monthly Interest ..............................              3.46500
                                                                                                            -------------------
   2. The amount of distribution in respect to the Class B Monthly Interest ..............................              4.65667
                                                                                                            -------------------
   3. The amount of distribution in respect to the Class C Monthly Interest ..............................              6.90250
                                                                                                            -------------------
   4. The amount of distribution in respect to the Class D Monthly Interest ..............................             10.47750
                                                                                                            -------------------
III. Information regarding the total monthly distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

   1. The total amount of distribution in respect to the Class A Noteholder ..............................              3.46500
                                                                                                            -------------------
   2. The total amount of distribution in respect to the Class B Noteholder ..............................              4.65667
                                                                                                            -------------------
   3. The total amount of distribution in respect to the Class C Noteholder ..............................              6.90250
                                                                                                            -------------------
   4. The total amount of distribution in respect to the Class D Noteholder ..............................             10.47750
                                                                                                            -------------------
IV. Information regarding the performance of the Advanta Business Card Master Trust

   1. The aggregate amount of such Collections with respect to Principal Receivables for the
      Monthly Period preceding such Payment Date .........................................................  $    762,090,105.62
                                                                                                            -------------------
   2. The aggregate amount of such Collections with respect to Finance Charge and
      Administrative Receivables for the Monthly Period preceding such Payment Date ......................  $     59,495,353.57
                                                                                                            -------------------
   3. Recoveries for the preceding Monthly Period ........................................................  $      1,390,268.00
                                                                                                            -------------------
   4. The Defaulted Amount for the preceding Monthly Period ..............................................  $     17,505,901.97
                                                                                                            -------------------
   5. The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly Period, and the
      denominator is the average Receivables for the preceding Monthly Period ............................                 5.72%
                                                                                                            -------------------
   6. The total amount of Principal Receivables in the trust at the beginning of the preceding
      Monthly Period .....................................................................................  $  3,304,047,087.30
                                                                                                            -------------------
   7. The total amount of Principal Receivables in the trust as of the last day of the preceding Monthly  Period ..........................................................................  $  3,347,006,711.21
                                                                                                            -------------------
   8. The total amount of Finance Charge and Administrative Receivables in the Trust at the
      beginning of the preceding Monthly Period. .........................................................  $     57,268,277.28
                                                                                                            -------------------
   9. The total amount of Finance Charge and Administrative Receivables in the Trust as of the
      last day of the preceding Monthly Period ...........................................................  $     56,987,388.44
                                                                                                            -------------------

   10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last day of the preceding Monthly Period ...................................  $  2,711,718,346.00
                                                                                                            -------------------
   11. The Transferor Interest as of the last day of the preceding Monthly Period ........................  $    635,288,365.21
                                                                                                            -------------------
   12. The transferor percentage as of the last day of the preceding Monthly Period ......................                18.98%
                                                                                                            -------------------
   13. The Required Transferor Percentage ................................................................                 6.00%
                                                                                                            -------------------
   14. The Required Transferor Interest ..................................................................  $    200,820,402.67
                                                                                                            -------------------
   15. The monthly principal payment rate for the preceding Monthly Period ...............................               23.065%
                                                                                                            -------------------
   16. The balance in the Excess Funding Account as of the last day of the preceding Monthly Period ......  $                 -
                                                                                                            -------------------
   17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                    Percentage         Aggregate
                                                     of Total           Account
                                                    Receivables         Balance
                                                    -----------     ----------------
(a) Delinquent between 30 days and 59 days              1.019%      $  34,687,090.03
(b) Delinquent between 60 days and 89 days              0.798%      $  27,156,114.06
(c) Delinquent between 90 days and 119 days             0.742%      $  25,269,201.76
(d) Delinquent between 120 days and 149 days            0.514%      $  17,496,147.70
(e) Delinquent between 150 days and 179 days            0.551%      $  18,762,628.01
(f) Delinquent 180 days or greater                      0.000%      $              -
                                                        -----       ----------------
(g) Aggregate                                           3.624%      $ 123,371,181.56
                                                        =====       ================

V. Information regarding Series 2003-B

   1. The amount of Principal Receivables in the Trust represented by the Invested
      Amount of Series 2003-B as of the last day of the related Monthly Period ...........................  $    300,000,000.00
                                                                                                            -------------------
   2. The amount of Principal Receivables in the Trust represented by the
      Adjusted Invested Amount of Series 2003-B on the last day of the related
      Monthly Period .....................................................................................  $    300,000,000.00
                                                                                                            -------------------
                                                                                              note factors
   3. The amount of Principal Receivables in the Trust represented by the Class
      A Note Principal Balance on the last day of the related Monthly Period ...............        1.0000  $    240,000,000.00
                                                                                                            -------------------
   4. The amount of Principal Receivables in the Trust represented by the Class
      B Note Principal Balance on the last day of the related Monthly Period ...............        1.0000  $     27,750,000.00
                                                                                                            -------------------
   5. The amount of Principal Receivables in the Trust represented by the Class
      C Note Principal Balance on the last day of the related Monthly Period ...............        1.0000  $     21,750,000.00
                                                                                                            -------------------
   6. The amount of Principal Receivables in the trust represented by the
      Class D Note Principal Balance on the last day of the related Monthly Period .........        1.0000  $     10,500,000.00
                                                                                                            -------------------
   7. The Floating Investor Percentage with respect to the period:

   July 1, 2005 through July 24, 2005                                                                                 9.0797737%
                                                                                                            -------------------
   July 25, 2005 through July 31, 2005                                                                                8.8701331%
                                                                                                            -------------------
   8. The Fixed Investor Percentage with respect to the period:

   July 1, 2005 through July 24, 2005                                                                                       N/A
                                                                                                            -------------------
   July 25, 2005 through July 31, 2005                                                                                      N/A
                                                                                                            -------------------
   9. The amount of Investor Principal Collections applicable to Series 2003-B ...........................  $     68,792,462.41
                                                                                                            -------------------
   10a. The amount of Available Finance Charge Collections on deposit in the
        Collection Account for the related Monthly Period ................................................  $      4,076,135.50
                                                                                                            -------------------
   10b. Pursuant to Section 8.04(a) of the Master Indenture, the amount of
        Available Finance Charge Collections not on deposit in the Collection
        Account for the related Monthly Period ...........................................................  $      1,323,134.47
                                                                                                            -------------------
   11. The Investor Default Amount for the related Monthly Period ........................................  $      1,560,902.57
                                                                                                            -------------------
   12. The Monthly Servicing Fee for the related Monthly Period ..........................................  $        500,000.00
                                                                                                            -------------------
   13. Trust yields for the related Monthly Period

          a. The cash yield for the related Monthly Period ...............................................                21.59%
                                                                                                            -------------------
          b. The default rate for the related Monthly Period .............................................                 6.24%
                                                                                                            -------------------
          c. The Net Portfolio Yield for the related Monthly Period ......................................                15.35%
                                                                                                            -------------------

          d. The Base Rate for the related Monthly Period ................................................                 6.88%
                                                                                                            -------------------
          e. The Excess Spread Percentage for the related Monthly Period .................................                 8.47%
                                                                                                            -------------------
          f. The Quarterly Excess Spread Percentage for the related Monthly Period .......................                 8.71%
                                                                                                            -------------------
                i) Excess Spread Percentage related to     Jul-05                                                          8.47%
                                                                                                            -------------------
                ii) Excess Spread Percentage related to    Jun-05                                                          8.89%
                                                                                                            -------------------
                iii) Excess Spread Percentage related to   May-05                                                          8.77%

   14. Floating Rate Determinations:

   LIBOR for the Interest Period from July 20, 2005 through and including August 21, 2005                               3.43000%
                                                                                                            -------------------
   15. Principal Funding Account

          a. The amount on deposit in the Principal Funding Account on the related
             Payment Date (after taking into consideration deposits and withdraws
             for the related Payment Date) ...............................................................  $                 -
                                                                                                            -------------------
          b. The Accumulation Shortfall with respect to the related Monthly Period .......................  $                 -
                                                                                                            -------------------
          c. The Principal Funding Investment Proceeds deposited in the Collection
             Account to be treated as Available Finance Charge Collections ...............................  $                 -
                                                                                                            -------------------
   16. Reserve Account

          a. The amount on deposit in the Reserve Account on the related Payment
             Date (after taking into consideration deposits and withdraws for the
             related Payment Date) .......................................................................  $                 -
                                                                                                            -------------------
          b. The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance Charge
             Collections .................................................................................  $                 -
                                                                                                            -------------------
          c. Interest earnings on the Reserve Account deposited into the Collection
             Account to be treated as Available Finance Charge Collections ...............................  $                 -
                                                                                                            -------------------
   17. Cash Collateral Account

          a. The Required Cash Collateral Account Amount on the related Payment Date .....................  $      6,750,000.00
                                                                                                            -------------------
          b. The Available Cash Collateral Account Amount on the related Payment Date ....................  $      6,750,000.00
                                                                                                            -------------------
   18. Investor Charge-Offs

          a. The aggregate amount of Investor Charge-Offs for the related Monthly Period .................  $                 -
                                                                                                            -------------------
          b. The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date .................  $                 -
                                                                                                            -------------------
   19. The Monthly Principal Reallocation Amount for the related Monthly Period ..........................  $                 -
                                                                                                            -------------------

             Advanta Bank Corp.
             as Servicer

             By: /s/ MICHAEL COCO
             Name: Michael Coco
             Title: Vice President and Treasurer

EXHIBIT C

CLASS A-1 CUSIP #00761HAW1
CLASS A-2 CUSIP #00761HAX9
CLASS B CUSIP #00761HAY7
CLASS C-1 CUSIP #00761HBA8
CLASS C-2 CUSIP #00761HBB6

                         MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-C
                           PERIOD ENDING JULY 31, 2005

The information which is required to be prepared with respect to the Payment Date of August 15, 2005 and with respect to the performance of the Trust during the period of July 1, 2005 through July 31, 2005 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-C Indenture Supplement.

I.   Information regarding the current monthly principal distribution to the Noteholders (Stated on the basis of $1,000 original Note Principal Balance)

        1.  The amount of distribution in respect to principal payment to the Class A-1 Noteholders ......  $        1,000.0000
                                                                                                            -------------------
        2.  The amount of distribution in respect to principal payment to the Class A-2 Noteholders ......  $        1,000.0000
                                                                                                            -------------------
        3.  The amount of distribution in respect to principal payment to the Class B Noteholders ........  $        1,000.0000
                                                                                                            -------------------
        4.  The amount of distribution in respect to principal payment to the Class C-1 Noteholders ......  $        1,000.0000
                                                                                                            -------------------
        5.  The amount of distribution in respect to principal payment to the Class C-2 Noteholders ......  $        1,000.0000
                                                                                                            -------------------
        6.  The amount of distribution in respect to principal payment to the Class D Noteholders ........  $        1,000.0000
                                                                                                            -------------------
II.  Information regarding the current monthly interest distribution to the Noteholders (Stated on the basis of $1,000 original Note Principal Balance)

        1.  The amount of distribution in respect to the Class A-1 Monthly Interest ......................  $           2.70194
                                                                                                            -------------------
        2.  The amount of distribution in respect to the Class A-2 Monthly Interest ......................  $           2.64333
                                                                                                            -------------------
        3.  The amount of distribution in respect to the Class B Monthly Interest ........................  $           3.56056
                                                                                                            -------------------
        4.  The amount of distribution in respect to the Class C-1 Monthly Interest ......................  $           5.33000
                                                                                                            -------------------
        5.  The amount of distribution in respect to the Class C-2 Monthly Interest ......................  $           4.13194
                                                                                                            -------------------
        6.  The amount of distribution in respect to the Class D Monthly Interest ........................  $           7.53278
                                                                                                            -------------------
III. Information regarding the total monthly distribution to the Noteholders (Stated on the basis of $1,000 original Note Principal Balance)

        1.  The total amount of distribution in respect to the Class A-1 Noteholders .....................  $       1,002.70194
                                                                                                            -------------------
        2.  The total amount of distribution in respect to the Class A-2 Noteholders .....................  $       1,002.64333
                                                                                                            -------------------
        3.  The total amount of distribution in respect to the Class B Noteholders .......................  $       1,003.56056
                                                                                                            -------------------
        4.  The total amount of distribution in respect to the Class C-1 Noteholders .....................  $       1,005.33000
                                                                                                            -------------------
        5.  The total amount of distribution in respect to the Class C-2 Noteholders .....................  $       1,004.13194
                                                                                                            -------------------
        6.  The total amount of distribution in respect to the Class D Noteholders .......................  $       1,007.53278
                                                                                                            -------------------
IV.  Information regarding the performance of the Advanta Business Card Master Trust

        1.  The aggregate amount of such Collections with respect to Principal Receivables for
            the Monthly Period preceding such Payment Date ...............................................  $    762,090,105.62
                                                                                                            -------------------
        2.  The aggregate amount of such Collections with respect to Finance Charge and
            Administrative Receivables for the Monthly Period preceding such Payment Date ................  $     59,495,353.57
                                                                                                            -------------------
        3.  Recoveries for the preceding Monthly Period ..................................................  $      1,390,268.00
                                                                                                            -------------------
        4.  The Defaulted Amount for the preceding Monthly Period ........................................  $     17,505,901.97
                                                                                                            -------------------
        5.  The annualized percentage equivalent of a fraction, the numerator of which is the
            Defaulted Amount less Recoveries for the preceding Monthly Period, and the
            denominator is the average Receivables for the preceding Monthly Period ......................                 5.72%
                                                                                                            -------------------
        6.  The total amount of Principal Receivables in the trust at the beginning of the preceding Monthly Period .....................................................................  $  3,304,047,087.30
                                                                                                            -------------------
        7.  The total amount of Principal Receivables in the trust as of the last day of the preceding Monthly Period .....................................................................  $  3,347,006,711.21
                                                                                                            -------------------
        8.  The total amount of Finance Charge and Administrative Receivables in the Trust at the
            beginning of the preceding Monthly Period ....................................................  $     57,268,277.28
                                                                                                            -------------------
        9.  The total amount of Finance Charge and Administrative Receivables in the Trust as of
            the last day of the preceding Monthly Period .................................................  $     56,987,388.44
                                                                                                            -------------------

        10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last day of the preceding Monthly Period .....................................................  $  2,711,718,346.00
                                                                                                            -------------------
        11. The Transferor Interest as of the last day of the preceding Monthly Period ...................  $    635,288,365.21
                                                                                                            -------------------
        12. The transferor percentage as of the last day of the preceding Monthly Period .................                18.98%
                                                                                                            -------------------
        13. The Required Transferor Percentage ...........................................................                 6.00%
                                                                                                            -------------------
        14. The Required Transferor Interest .............................................................  $    200,820,402.67
                                                                                                            -------------------
        15. The monthly principal payment rate for the preceding Monthly Period ..........................               23.065%
                                                                                                            -------------------
        16. The balance in the Excess Funding Account as of the last day of the preceding
            Monthly Period ...............................................................................  $                 -
                                                                                                            -------------------
        17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                 Percentage         Aggregate
                                                  of Total           Account
                                                 Receivables         Balance
                                                 -----------   -------------------
(a) Delinquent between 30 days and 59 days          1.019%     $     34,687,090.03
(b) Delinquent between 60 days and 89 days          0.798%     $     27,156,114.06
(c) Delinquent between 90 days and 119 days         0.742%     $     25,269,201.76
(d) Delinquent between 120 days and 149 days        0.514%     $     17,496,147.70
(e) Delinquent between 150 days and 179 days        0.551%     $     18,762,628.01
(f) Delinquent 180 days or greater                  0.000%     $                 -
                                                    -----      -------------------
(g) Aggregate                                       3.624%     $    123,371,181.56
                                                    =====      ===================

V.  Information regarding Series 2003-C

        1.  The amount of Principal Receivables in the Trust  represented by the
            Invested Amount of Series 2003-C as of the last day of the related
            Monthly Period ...............................................................................  $    300,000,000.00
                                                                                                            -------------------
        2.  The amount of Principal Receivables in the Trust represented by the
            Adjusted Invested Amount of Series 2003-C on the last day of the related
            Monthly Period ...............................................................................  $    150,000,000.00
                                                                                                            -------------------
                                                                                              NOTE FACTORS
        3.  The amount of Principal Receivables in the Trust represented by the
            Class A-1 Note Principal Balance on the related Payment Date after
            taking into consideration all payments made on such date .......................        0.0000  $                 -
                                                                                                            -------------------
        4.  The amount of Principal Receivables in the Trust represented by the
            Class A-2 Note Principal Balance on the related Payment Date after
            taking into consideration all payments made on such date .......................        0.0000  $                 -
                                                                                                            -------------------
        5.  The amount of Principal Receivables in the Trust represented by the Class
            B Note Principal Balance on the related Payment Date after taking into
            consideration all payments made on such date ...................................        0.0000  $                 -
                                                                                                            -------------------
        6.  The amount of Principal Receivables in the Trust represented by the Class
            C-1 Note Principal Balance on the related Payment Date after taking into
            consideration all payments made on such date ...................................        0.0000  $                 -
                                                                                                            -------------------
        7.  The amount of Principal Receivables in the Trust represented by the Class
            C-2 Note Principal Balance on the related Payment Date after taking into
            consideration all payments made on such date ...................................        0.0000  $                 -
                                                                                                            -------------------
        8.  The amount of Principal Receivables in the trust represented by the Class
            D Note Principal Balance the related Payment Date after taking into
            consideration all payments made on such date ...................................        0.0000  $                 -
                                                                                                            -------------------
        9.  The Floating Investor Percentage with respect to the period:

        July 1, 2005 through July 24, 2005                                                                            9.0797737%
                                                                                                            -------------------
        July 25, 2005 through July 31, 2005                                                                           8.8701331%
                                                                                                            -------------------
        10. The Fixed Investor Percentage with respect to the period:

        July 1, 2005 through July 24, 2005                                                                            9.0797737%
                                                                                                            -------------------
        July 25, 2005 through July 31, 2005                                                                           8.8701331%
                                                                                                            -------------------
        11. The amount of Investor Principal Collections applicable to Series 2003-C .....................  $     68,792,462.41
                                                                                                            -------------------
        12a. The amount of Available Finance Charge Collections on deposit in the
             Collection Account on the related Payment Date ..............................................  $      4,466,737.63
                                                                                                            -------------------
        12b. The amount of Available Finance Charge Collections not on deposit in the
             Collection Account on the related Payment Date pursuant to Section 8.04(a)
             of the Master Indenture .....................................................................  $      1,310,219.05
                                                                                                            -------------------
        13. The Investor Default Amount for the related Monthly Period ...................................  $      1,560,902.57
                                                                                                            -------------------
        14. The Monthly Servicing Fee for the related Monthly Period .....................................  $        250,000.00
                                                                                                            -------------------

        15. Trust yields for the related Monthly Period

                a. The cash yield for the related Monthly Period .........................................                23.10%
                                                                                                            -------------------
                b. The default rate for the related Monthly Period .......................................                 6.24%
                                                                                                            -------------------
                c. The Net Portfolio Yield for the related Monthly Period ................................                16.86%
                                                                                                            -------------------
                d. The Base Rate for the related Monthly Period ..........................................                 4.71%
                                                                                                            -------------------
                e. The Excess Spread Percentage for the related Monthly Period ...........................                12.15%
                                                                                                            -------------------
                f. The Quarterly Excess Spread Percentage for the related Monthly Period .................                10.03%
                                                                                                            -------------------
                       i) Excess Spread Percentage related to           Jul-05                                            12.15%
                                                                                                            -------------------
                       ii) Excess Spread Percentage related to          Jun-05                                             9.03%
                                                                                                            -------------------
                       iii) Excess Spread Percentage related to         May-05                                             8.92%
                                                                                                            -------------------
        16. Floating Rate Determinations:

        Average Federal Funds Rate for the Interest Period from July 20, 2005 through
        and including August 14, 2005                                                                                   3.34115%
                                                                                                            -------------------
        LIBOR for the Interest Period from July 20, 2005 through and including August
        14, 2005                                                                                                        3.43000%
                                                                                                            -------------------
        Federal Funds Rate in effect for each day during the interest period of
        July 20, 2005 through and including August 14, 2005

July 20   3.13%     July 28       3.27%      August 5     3.44%    August 13   3.47%
July 21   3.25%     July 29       3.27%      August 6     3.44%    August 14   3.47%
July 22   3.27%     July 30       3.27%      August 7     3.44%
July 23   3.27%     July 31       3.27%      August 8     3.49%
July 24   3.27%     August 1      3.31%      August 9     3.50%
July 25   3.25%     August 2      3.30%      August 10    3.47%
July 26   3.28%     August 3      3.20%      August 11    3.47%
July 27   3.25%     August 4      3.35%      August 12    3.47%

        17. Principal Funding Account

                a. The amount on deposit in the Principal Funding Account on the related
                   Payment Date (after taking into consideration deposits and withdraws for the
                   related Payment Date) .................................................................  $                 -
                                                                                                            -------------------
                b. The Accumulation Shortfall with respect to the related Monthly Period .................  $                 -
                                                                                                            -------------------
                c. The Principal Funding Investment Proceeds deposited in the Collection
                   Account to be treated as Available Finance Charge Collections .........................  $        376,677.03
                                                                                                            -------------------
        18. Reserve Account

                a. The amount on deposit in the Reserve Account on the related Payment
                   Date (after taking into consideration deposits and withdraws for the
                   related Payment Date) .................................................................  $                 -
                                                                                                            -------------------
                b. The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance Charge
                   Collections ...........................................................................  $                 -
                                                                                                            -------------------
                c. Interest earnings on the Reserve Account deposited into the Collection
                   Account to be treated as Available Finance Charge Collections .........................  $          1,009.68
                                                                                                            -------------------
        19. Cash Collateral Account

                a. The Required Cash Collateral Account Amount on the related Payment Date ...............  $                 -
                                                                                                            -------------------
                b. The Available Cash Collateral Account Amount on the related Payment Date ..............  $                 -
                                                                                                            -------------------
        20. Investor Charge-Offs

                a. The aggregate amount of Investor Charge-Offs for the related Monthly Period ...........  $                 -
                                                                                                            -------------------
                b. The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date ...........  $                 -
                                                                                                            -------------------

        21. The Monthly Principal Reallocation Amount for the related Monthly Period .....................  $                 -
                                                                                                            -------------------

                Advanta Bank Corp.
                as Servicer

                By: /s/ MICHAEL COCO
                Title: Vice President and Treasurer

EXHIBIT C

CLASS A CUSIP #00761HBC4
CLASS B CUSIP #00761HBD2
CLASS C CUSIP #00761HBE0

                         MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-D
                           PERIOD ENDING JULY 31, 2005

The information which is required to be prepared with respect to the Payment Date of August 22, 2005 and with respect to the performance of the Trust during the period of July 1, 2005 through July 31, 2005 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-D Indenture Supplement.

I.    Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

            1.  The amount of distribution in respect to principal payment to the Class A Noteholder.....   $               -
                                                                                                            -----------------

            2.  The amount of distribution in respect to principal payment to the Class B Noteholder.....   $               -
                                                                                                            -----------------

            3.  The amount of distribution in respect to principal payment to the Class C Noteholder.....   $               -
                                                                                                            -----------------

            4.  The amount of distribution in respect to principal payment to the Class D Noteholder.....   $               -
                                                                                                            -----------------

II.   Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

            1.  The amount of distribution in respect to the Class A Monthly Interest ...................             3.39167
                                                                                                            -----------------

            2.  The amount of distribution in respect to the Class B Monthly Interest ...................             4.19833
                                                                                                            -----------------

            3.  The amount of distribution in respect to the Class C Monthly Interest ...................             5.80250
                                                                                                            -----------------

            4.  The amount of distribution in respect to the Class D Monthly Interest ...................            10.01917
                                                                                                            -----------------

III.  Information regarding the total monthly distribution to the Noteholder (Stated on the basis of
      $1,000 original Note Principal Balance)

            1.  The total amount of distribution in respect to the Class A Noteholder....................             3.39167
                                                                                                            -----------------

            2.  The total amount of distribution in respect to the Class B Noteholder....................             4.19833
                                                                                                            -----------------

            3.  The total amount of distribution in respect to the Class C Noteholder....................             5.80250
                                                                                                            -----------------

            4.  The total amount of distribution in respect to the Class D Noteholder....................            10.01917
                                                                                                            -----------------

IV.   Information regarding the performance of the Advanta Business Card Master Trust

            1.  The aggregate amount of such Collections with respect to Principal Receivables for
                the Monthly Period preceding such Payment Date ..........................................   $  762,090,105.62
                                                                                                            -----------------

            2.  The aggregate amount of such Collections with respect to Finance Charge and
                Administrative Receivables for the Monthly Period preceding such Payment Date ...........   $   59,495,353.57
                                                                                                            -----------------

            3.  Recoveries for the preceding Monthly Period .............................................   $    1,390,268.00
                                                                                                            -----------------

            4.  The Defaulted Amount for the preceding Monthly Period ...................................   $   17,505,901.97
                                                                                                            -----------------

            5.  The annualized percentage equivalent of a fraction, the numerator of which is the
                Defaulted Amount less Recoveries for the preceding Monthly Period, and the
                denominator is the average Receivables for the preceding Monthly Period .................                5.72%
                                                                                                            -----------------

            6.  The total amount of Principal Receivables in the trust at the beginning of the
                preceding Monthly Period ................................................................   $3,304,047,087.30
                                                                                                            -----------------

            7.  The total amount of Principal Receivables in the trust as of the last day of the
                preceding Monthly Period.................................................................   $3,347,006,711.21
                                                                                                            -----------------

            8.  The total amount of Finance Charge and Administrative Receivables in the Trust at
                the beginning of the preceding Monthly Period............................................   $   57,268,277.28
                                                                                                            -----------------

            9.  The total amount of Finance Charge and Administrative Receivables in the Trust as of
                the last day of the preceding Monthly Period.............................................   $   56,987,388.44
                                                                                                            -----------------

            10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of
                the last day of the preceding Monthly Period.............................................   $2,711,718,346.00
                                                                                                            -----------------

            11. The Transferor Interest as of the last day of the preceding Monthly Period ..............   $  635,288,365.21
                                                                                                            -----------------

            12. The transferor percentage as of the last day of the preceding Monthly Period ............               18.98%
                                                                                                            -----------------

            13. The Required Transferor Percentage ......................................................                6.00%
                                                                                                            -----------------

            14. The Required Transferor Interest ........................................................   $  200,820,402.67
                                                                                                            -----------------

            15. The monthly principal payment rate for the preceding Monthly Period .....................              23.065%
                                                                                                            -----------------

            16. The balance in the Excess Funding Account as of the last day of the preceding
                Monthly Period...........................................................................   $               -
                                                                                                            -----------------

            17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                Percentage        Aggregate
                                                 of Total          Account
                                                Receivables        Balance
(a) Delinquent between 30 days and 59 days         1.019%      $  34,687,090.03
(b) Delinquent between 60 days and 89 days         0.798%      $  27,156,114.06
(c) Delinquent between 90 days and 119 days        0.742%      $  25,269,201.76
(d) Delinquent between 120 days and 149 days       0.514%      $  17,496,147.70
(e) Delinquent between 150 days and 179 days       0.551%      $  18,762,628.01
(f) Delinquent 180 days or greater                 0.000%      $              -
                                                   -----       ----------------
(g) Aggregate                                      3.624%      $ 123,371,181.56
                                                   =====       ================

V.    Information regarding Series 2003-D

            1.   The amount of Principal Receivables in the Trust represented by the
                 Invested Amount of Series 2003-D as of the last day of the related
                 Monthly Period .........................................................................   $400,000,000.00
                                                                                                            ---------------
            2.   The amount of Principal Receivables in the Trust represented by the
                 Adjusted Invested Amount of Series 2003-D on the last day of the
                 related Monthly Period .................................................................   $400,000,000.00
                                                                                                            ---------------
                                                                                             NOTE FACTORS

            3.   The amount of Principal Receivables in the Trust represented by the
                 Class A Note Principal Balance on the last day of the related Monthly
                 Period ........................................................................   1.0000   $320,000,000.00
                                                                                                            ---------------

            4.   The amount of Principal Receivables in the Trust represented by the
                 Class B Note Principal Balance on the last day of the related
                 Monthly Period ................................................................   1.0000   $ 37,000,000.00
                                                                                                            ---------------

            5.   The amount of Principal Receivables in the Trust represented by the
                 Class C Note Principal Balance on the last day of the related
                 Monthly Period ................................................................   1.0000   $ 29,000,000.00
                                                                                                            ---------------

            6.   The amount of Principal Receivables in the trust represented by the
                 Class D Note Principal Balance on the last day of the related
                 Monthly Period ................................................................   1.0000   $ 14,000,000.00
                                                                                                            ---------------

            7.   The Floating Investor Percentage with respect to the period:

            July 1, 2005 through July 24, 2005                                                                   12.1063650%
                                                                                                            ---------------
            July 25, 2005 through July 31, 2005                                                                  11.8268441%
                                                                                                            ---------------

            8.   The Fixed Investor Percentage with respect to the period:

            July 1, 2005 through July 24, 2005                                                                          N/A
                                                                                                            ---------------
            July 25, 2005 through July 31, 2005                                                                         N/A
                                                                                                            ---------------

            9.   The amount of Investor Principal Collections applicable to Series 2003-D................   $ 91,723,283.52
                                                                                                            ---------------

            10a. The amount of Available Finance Charge Collections on deposit in
                 the Collection Account for the related Monthly Period ..................................      5,434,847.34
                                                                                                            ---------------

            10b. Pursuant to Section 8.04(a) of the Master Indenture, the amount of
                 Available Finance Charge Collections not on deposit in the
                 Collection Account for the related Monthly Period ......................................   $  1,764,179.25
                                                                                                            ---------------

            11.  The Investor Default Amount for the related Monthly Period .............................   $  2,081,203.41
                                                                                                            ---------------

            12.  The Monthly Servicing Fee for the related Monthly Period ...............................   $    666,666.67
                                                                                                            ---------------

            13.  Trust yields for the related Monthly Period

                     a. The cash yield for the related Monthly Period....................................             21.59%
                                                                                                            ---------------

                     b. The default rate for the related Monthly Period..................................              6.24%
                                                                                                            ---------------

                     c. The Net Portfolio Yield for the related Monthly Period ..........................             15.35%
                                                                                                            ---------------

                     d. The Base Rate for the related Monthly Period............. .......................              6.65%
                                                                                                            ---------------

                     e. The Excess Spread Percentage for the related Monthly Period .....................              8.70%
                                                                                                            ---------------

                     f. The Quarterly Excess Spread Percentage for the related Monthly Period............            8.93%
                                                                                                            -------------

                                              i) Excess Spread Percentage related to         Jul-05                  8.70%
                                                                                                            -------------

                                             ii) Excess Spread Percentage related to         Jun-05                  9.10%
                                                                                                            -------------

                                            iii) Excess Spread Percentage related to         May-05                  9.00%
                                                                                                            -------------

            14.  Floating Rate Determinations:

            LIBOR for the Interest Period from July 20, 2005 through and including August 21, 2005                3.43000%
                                                                                                            -------------

            15.  Principal Funding Account

                     a. The amount on deposit in the Principal Funding Account on the related Payment
                        Date (after taking into consideration deposits and withdraws for the related
                        Payment Date) ...................................................................   $           -
                                                                                                            -------------

                     b. The Accumulation Shortfall with respect to the related Monthly Period ...........   $           -
                                                                                                            -------------

                     c. The Principal Funding Investment Proceeds deposited in the Collection Account to
                        be treated as Available Finance Charge Collections ..............................   $           -
                                                                                                            -------------
            16.  Reserve Account

                     a. The amount on deposit in the Reserve Account on the related Payment Date (after
                        taking into consideration deposits and withdraws for the related Payment Date)...   $           -
                                                                                                            -------------

                     b. The Reserve Draw Amount for the related Monthly Period deposited into the
                        Collection Account to be treated as Available Finance Charge Collections ........   $           -
                                                                                                            -------------

                     c. Interest earnings on the Reserve Account deposited into the Collection Account to
                        be treated as Available Finance Charge Collections ..............................   $           -
                                                                                                            -------------

            17.  Cash Collateral Account

                     a. The Required Cash Collateral Account Amount on the related Payment Date .........   $9,000,000.00
                                                                                                            -------------

                     b. The Available Cash Collateral Account Amount on the related Payment Date.........   $9,000,000.00
                                                                                                            -------------

            18.  Investor Charge-Offs

                     a. The aggregate amount of Investor Charge-Offs for the related Monthly Period .....   $           -
                                                                                                            -------------

                     b. The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date .....   $           -
                                                                                                            -------------

            19.  The Monthly Principal Reallocation Amount for the related Monthly Period ...............   $           -
                                                                                                            -------------

                        Advanta Bank Corp.
                        as Servicer

                        By: /s/ MICHAEL COCO
                        Name: Michael Coco
                        Title: Vice President and Treasurer

EXHIBIT C

                         MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                 ADVANTASERIES
                          PERIOD ENDING JULY 31, 2005

The information which is required to be prepared with respect to the Payment Date of August 22, 2005 and with respect to the performance of the Trust during the period of July 1, 2005 through July 31, 2005 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture as supplemented by the AdvantaSeries Indenture Supplement, the Transfer and Servicing Agreement or the Trust Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the AdvantaSeries Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholders

                Total amount of principal
CUSIP Number            to be paid               Per $  1,000
------------    -------------------------        ------------

                                NOTHING TO REPORT

II. Information regarding the current monthly interest distribution to the Noteholders

                              Total amount of interest
           CUSIP Number             to be paid           Per $  1,000
           ------------       ------------------------   ------------
2005-A1    00761H BJ 9        $             802,083.33      3.20833
2005-A2    00761H BK 6        $           1,016,187.50      4.51639
2005-B1    00761H BH 3        $             349,250.00      3.49250
2004-C1    00761H BG 5        $             410,666.67      4.10667
2004-D1                       $              77,275.00      7.72750
2005-D1                       $              99,550.00      4.97750

III. Information regarding the performance of the Advanta Business Card Master
Trust

1. The aggregate amount of such Collections with respect to Principal Receivables for
   the Monthly Period preceding such Payment Date                                                          $     762,090,105.62
                                                                                                           --------------------
2. The aggregate amount of such Collections with respect to Finance Charge
   and Administrative Receivables for the Monthly Period preceding such Payment Date                       $      59,495,353.57
                                                                                                           --------------------
3. Recoveries for the Monthly Period preceding such Payment Date                                           $       1,390,268.00
                                                                                                           --------------------
4. The Defaulted Amount for the Monthly Period preceding such Payment Date                                 $      17,505,901.97
                                                                                                           --------------------
5. The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly Period,
   and the denominator is the average Receivables for the preceding Monthly Period                                         5.72%
                                                                                                           --------------------
6. The total amount of Principal Receivables in the trust at the beginning of the
   preceding Monthly Period                                                                                $   3,304,047,087.30
                                                                                                           --------------------
7. The total amount of Principal Receivables in the trust as of the last day of the
   preceding Monthly Period                                                                                $   3,347,006,711.21
                                                                                                           --------------------
8. The total amount of Finance Charge and Administrative Receivables in the Trust at
   the beginning of the preceding Monthly Period                                                           $      57,268,277.28
                                                                                                           --------------------
9. The total amount of Finance Charge and Administrative Receivables in the Trust as of
   the last day of the preceding Monthly Period                                                            $      56,987,388.44
                                                                                                           --------------------
10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of
    the last day of the preceding Monthly Period                                                           $   2,711,718,346.00
                                                                                                           --------------------
11. The Transferor Interest as of the end of the Monthly Period preceding such Payment Date                $     635,288,365.21
                                                                                                           --------------------
12. The transferor percentage as of the end of the Monthly Period preceding such Payment Date                             18.98%
                                                                                                           --------------------
13. The Required Transferor Percentage                                                                                     6.00%
                                                                                                           --------------------
14. The Required Transferor Interest                                                                       $     200,820,402.67
                                                                                                           --------------------
15. The monthly principal payment rate for the Monthly Period preceding such Payment Date                                23.065%
                                                                                                           --------------------
16. The balance in the Excess Funding Account as of the end of the Monthly Period preceding such Payment
    Date                                                                                                   $                  -
                                                                                                           --------------------

17. The aggregate outstanding balance of the Accounts which were delinquent as of the end of the Monthly Period preceding such Payment Date:

                                               Percentage of Total         Aggregate
                                                   Receivables          Account Balance
                                               -------------------     -----------------
(a) Delinquent between 30 days and 59 days            1.019%           $   34,687,090.03
(b) Delinquent between 60 days and 89 days            0.798%               27,156,114.06
(c) Delinquent between 90 days and 119 days           0.742%               25,269,201.76
(d) Delinquent between 120 days and 149 days          0.514%               17,496,147.70
(e) Delinquent between 150 days and 179 days          0.551%               18,762,628.01
(f) Delinquent 180 days or greater                    0.000%                           -
                                                      -----            -----------------
(g) Aggregate                                         3.624%           $  123,371,181.56
                                                      =====            =================

IV. Information regarding the AdvantaSeries

      1. AdvantaSeries balances and amounts as of the end of the Monthly Period preceding such Payment Date

                     Initial Principal  Outstanding Principal  Adjusted Outstanding     Invested        Adjusted Invested
                       Balance               Balance            Principal Balance        Amount               Amount
                     -----------------  ---------------------  --------------------  ----------------  -------------------
2005-A1              $  250,000,000.00    $  250,000,000.00      $ 250,000,000.00    $ 250,000,000.00  $    250,000,000.00
2005-A2              $  225,000,000.00    $  225,000,000.00      $ 225,000,000.00    $ 225,000,000.00  $    225,000,000.00
                     -----------------    -----------------      ----------------    ----------------  -------------------
Total Class A        $  475,000,000.00    $  475,000,000.00      $ 475,000,000.00    $ 475,000,000.00  $    475,000,000.00

2005-B1              $  100,000,000.00    $  100,000,000.00      $ 100,000,000.00    $ 100,000,000.00  $    100,000,000.00
                     -----------------    -----------------      ----------------    ----------------  -------------------
Total Class B        $  100,000,000.00    $  100,000,000.00      $ 100,000,000.00    $ 100,000,000.00  $    100,000,000.00

2004-C1              $  100,000,000.00    $  100,000,000.00      $ 100,000,000.00    $ 100,000,000.00  $    100,000,000.00
                     -----------------    -----------------      ----------------    ----------------  -------------------
Total Class C        $  100,000,000.00    $  100,000,000.00      $ 100,000,000.00    $ 100,000,000.00  $    100,000,000.00

2004-D1              $   10,000,000.00    $   10,000,000.00      $  10,000,000.00    $  10,000,000.00  $     10,000,000.00
2005-D1              $   20,000,000.00    $   20,000,000.00      $  20,000,000.00    $  20,000,000.00  $     20,000,000.00
                     -----------------    -----------------      ----------------    ----------------  -------------------
Total Class D        $   30,000,000.00    $   30,000,000.00      $  30,000,000.00    $  30,000,000.00  $     30,000,000.00
                     -----------------    -----------------      ----------------    ----------------  -------------------

Total AdvantaSeries  $  705,000,000.00    $  705,000,000.00      $ 705,000,000.00    $ 705,000,000.00  $    705,000,000.00
                     =================    =================      ================    ================  ===================

2. Weighted Average Floating Allocation Amount for the related Monthly Period                           $ 661,451,612.90
                                                                                                        ----------------

3. The Floating Investor Percentage with respect to the period:

July 1, 2005 through July 6, 2005                                                                             14.5276380%
                                                                                                        ----------------
July 7, 2005 through July 24, 2005                                                                            21.5211408%
                                                                                                        ----------------
July 25, 2005 through July 31, 2005                                                                           20.8448128%
                                                                                                        ----------------S

4. The Fixed Investor Percentage with respect to the period:

July 1, 2005 through July 6, 2005                                                                             14.5276380%
                                                                                                        ----------------
July 7, 2005 through July 24, 2005                                                                            21.5211408%
                                                                                                        ----------------
July 25, 2005 through July 31, 2005                                                                           20.8448128%
                                                                                                        ----------------

5. The amount of Investor Principal Collections applicable to the AdvantaSeries                         $ 152,740,505.05
                                                                                                        ----------------
6a. The amount of Available Finance Charge Collections on deposit in the Collection
  Account for the related Monthly Period                                                                $   9,132,737.61
                                                                                                        ----------------
6b. Pursuant to Section 8.04(a) of the Master Indenture, the amount of
  Available Finance Charge Collections not on deposit in the Collection Account for the
  related Monthly Period                                                                                $   2,979,307.32
                                                                                                        ----------------

7. The AdvantaSeries Defaulted Amount for the related Monthly Period                                    $   3,623,990.04
                                                                                                        ----------------

8. The AdvantaSeries Monthly Servicing Fee for the related Monthly Period                               $   1,100,000.00
                                                                                                        ----------------

9. AdvantaSeries performance for the related Monthly Period

          a. The cash yield for the related Monthly Period                                                         21.97%
                                                                                                        ----------------
          b. The default rate for the related Monthly Period                                                        6.57%
                                                                                                        ----------------
          c. The Net Portfolio Yield for the related Monthly Period                                                15.40%
                                                                                                        ----------------
          d. The Base Rate for the related Monthly Period                                                           5.82%
                                                                                                        ----------------
          e. The Excess Spread Percentage for the related Monthly Period                                            9.58%
                                                                                                        ----------------

          f. The Quarterly Excess Spread Percentage                                                                 8.43%
                                                                                                        ----------------
                   i) Excess Spread Percentage related to                         Jul-05                            9.58%
                                                                                                        ----------------
                  ii) Excess Spread Percentage related to                         Jun-05                            9.38%
                                                                                                        ----------------
                 iii) Excess Spread Percentage related to                         May-05                            6.33%
                                                                                                        ----------------
          g. The Excess Spread Amount for the related Monthly Period                                    $   4,633,042.39
                                                                                                        ----------------
          h. The average Excess Spread Amount for the three preceding Monthly Periods                   $   3,101,564.97
                                                                                                        ----------------
                   i) Excess Spread Amount related to                             Jul-05                $   4,633,042.39
                                                                                                        ----------------
                  ii) Excess Spread Amount related to                             Jun-05                $   3,751,946.37
                                                                                                        ----------------
                 iii) Excess Spread Amount related to                             May-05                $     919,706.15
                                                                                                        ----------------
10. Floating interest rate determinations:

LIBOR for all Tranches with an Interest Period from July 20, 2005 through and including August 21, 2005          3.43000%
                                                                                                        ----------------
LIBOR for the 2005-A2 Tranche for the period from July 7, 2005 through and including July 19, 2005               3.34000%
                                                                                                        ----------------
LIBOR for the 2005-A2 Tranche for the period from July 20, 2005 through and including August 21, 2005            3.43000%
                                                                                                        ----------------

11. Required interest payments

                         Required interest        Interest shortfalls        Amounts withdrawn
                       amounts with respect         and additional        from the Collection
                      to the current Interest     interest from prior     Account for payment of   Unpaid required interest
                            Period                     periods          required interest amounts         amounts
                      -----------------------     -------------------   -------------------------  ------------------------
2005-A1               $            802,083.33     $                 -   $              802,083.33  $                      -
2005-A2               $          1,016,187.50     $                 -   $            1,016,187.50  $                      -
                      -----------------------     -------------------   -------------------------  ------------------------
Total Class A         $          1,818,270.83     $                 -   $            1,818,270.83  $                      -

2005-B1               $            349,250.00     $                 -   $              349,250.00  $                      -
                      -----------------------     -------------------   -------------------------  ------------------------
Total Class B         $            349,250.00     $                 -   $              349,250.00  $                      -

2004-C1               $            410,666.67     $                 -   $              410,666.67  $                      -
                      -----------------------     -------------------   -------------------------  ------------------------
Total Class C         $            410,666.67     $                 -   $              410,666.67  $                      -

2004-D1               $             77,275.00     $                 -   $               77,275.00  $                      -
2005-D1               $             99,550.00     $                 -   $               99,550.00  $                      -
                      -----------------------     -------------------   -------------------------  ------------------------
Total Class D         $            176,825.00     $                 -   $              176,825.00  $                      -
                      -----------------------     -------------------   -------------------------  ------------------------

Total Advanta Series  $          2,755,012.50     $                 -   $            2,755,012.50  $                      -
                      =======================     ===================   =========================  ========================

12. Principal Funding Account

      Beginning      Required Principal    Actual Deposit   Principal Funding   Amount Withdrawn   Withdrawals     Ending
Principal Funding    Deposit Amount to    to the Principal  Sub-Account Amount    for Payment      of Coverage   Principal Funding
   Sub-Account     the Principal Funding      Funding            prior to        of Principal to  Funding Excess Sub-Account
      Amount           Sub-Account          Sub-Account        Withdrawals         Noteholders       Amount          Amount
-----------------  ---------------------  ----------------  ------------------  ----------------  -------------- -----------------

NOTHING TO REPORT

13. Coverage Funding Required Amounts

   a. Coverage Funding Amount as of the end of the related Monthly Period                                     $             -
                                                                                                              ---------------
   b. The Coverage Funding Amount for the Class A Notes as of the end of the related Monthly Period           $             -
                                                                                                              ---------------
   c. The Coverage Funding Amount for the Class B Notes as of the end of the related Monthly Period           $             -
                                                                                                              ---------------
   d. The Coverage Funding Amount for the Class C Notes as of the end of the related Monthly Period           $             -
                                                                                                              ---------------

14. Cash Collateral Account

   a. The Required Cash Collateral Account Amount on the related Payment Date                                 $ 15,862,500.00
                                                                                                              ---------------
   b. The Available Cash Collateral Account Amount on the related Payment Date                                $ 15,862,500.00
                                                                                                              ---------------
   c. Has a Portfolio Decline Event occurred with respect to the Monthly Period preceding such Payment Date                NO
                                                                                                              ---------------

15. Spread Account

   a. The Required Spread Account Amount on the related Payment Date                                          $             -
                                                                                                              ---------------
   b. The amount on deposit in the Spread Account on the related Payment Date                                 $             -
                                                                                                              ---------------

16. Required Subordinated Amounts as of the end of the Monthly Period preceding such Payment Date

                                               Required                            Excess of Subordinated
                  Required subordination     Subordinated                           Notes over Required
                        percentage              Amount        Subordinated Notes    Subordinated Amount
                  ----------------------   ----------------   ------------------   ----------------------
Class A                    21.5805%        $ 102,507,375.00   $   230,000,000.00   $       127,492,625.00
Class B                     8.9918%           51,702,850.00       130,000,000.00            78,297,150.00
Class C                     3.6269%           24,481,575.00        30,000,000.00             5,518,425.00

17. Adjusted Invested Amount

                                                                   Increase from the
                                                                   withdrawal of the
                                              Initial Principal    Coverage Funding
                                               Balances and any   Excess Amount from    Increase from       Reductions due to
                       Beginning Adjusted     increases from the    the Principal     reimbursements of  reallocation of Available
                     Invested Amount for the   issuance of any       Funding Sub-     Adjusted Invested  Principal Collections and
                     Related Monthly Period    additional Notes       Account          Amount Deficit      Investor Charge-Offs
                     -----------------------  ------------------  ------------------  -----------------  -------------------------
2005-A1              $        250,000,000.00  $                -  $                -  $               -  $                       -
2005-A2              $                     -  $   225,000,000.00  $                -  $               -  $                       -
                     -----------------------  ------------------  ------------------  -----------------  -------------------------
Total Class A        $        250,000,000.00  $   225,000,000.00  $                -  $               -  $                       -

2005-B1              $        100,000,000.00  $                -  $                -  $               -  $                       -
                     -----------------------  ------------------  ------------------  -----------------  -------------------------
Total Class B        $        100,000,000.00  $                -  $                -  $               -  $                       -

2004-C1              $        100,000,000.00  $                -  $                -  $               -  $                       -
                     -----------------------  ------------------  ------------------  -----------------  -------------------------
Total Class C        $        100,000,000.00  $                -  $                -  $               -  $                       -

2004-D1              $         10,000,000.00  $                -  $                -  $               -  $                       -
2005-D1              $         20,000,000.00  $                -  $                -  $               -  $                       -
                     -----------------------  ------------------  ------------------  -----------------  -------------------------
Total Class D        $         30,000,000.00  $                -  $                -  $               -  $                       -
                     -----------------------  ------------------  ------------------  -----------------  -------------------------

Total AdvantaSeries  $        480,000,000.00  $   225,000,000.00  $                -  $               -  $                       -
                     =======================  ==================  ==================  =================  =========================

                      Reduction due to
                     amounts deposited
                     into the Principal      Ending Adjusted
                       Funding Sub-      Invested Amount for the
                          Account        Related Monthly Period
                     ------------------  -----------------------
2005-A1              $                -  $        250,000,000.00
2005-A2              $                -  $        225,000,000.00
                     ------------------  -----------------------
Total Class A        $                -  $        475,000,000.00

2005-B1              $                -  $        100,000,000.00
                     ------------------  -----------------------
Total Class B        $                -  $        100,000,000.00

2004-C1              $                -  $        100,000,000.00
                     ------------------  -----------------------
Total Class C        $                -  $        100,000,000.00

2004-D1              $                -  $         10,000,000.00
2005-D1              $                -  $         20,000,000.00
                     ------------------  -----------------------
Total Class D        $                -  $         30,000,000.00
                     ------------------  -----------------------

Total AdvantaSeries  $                -  $        705,000,000.00
                     ==================  =======================

                                             Advanta Bank Corp.
                                             as Servicer

                                             By: /s/ MICHAEL COCO
                                                --------------------------------
                                             Name: Michael Coco
                                             Title: Vice President and Treasurer